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                                                                   Exhibit 10.19

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), effective as of November 24, 1999, is made by and between Lante Corporation, an Illinois corporation ("Lante"), and ZixIt Corporation, a Texas corporation ("ZixIt"). Terms used herein with their initial letter capitalized but not defined herein will have the meaning given such terms in the Option (as defined below), unless the context otherwise requires.

                                   WITNESSETH:

         WHEREAS, Lante and ZixIt have entered into a Stock Option Agreement as of the date hereof whereby Lante has granted ZixIt an option (the "Option") to acquire up to 400,000 shares of Lante's common stock, $.01 par value per share (the "Common Stock");

         WHEREAS, Lante desires to grant ZixIt certain registration rights with respect to the shares of Common Stock issuable under the Option in accordance with the terms and conditions set forth herein;

         NOW, THEREFORE, Lante and ZixIt agree as follows:

         1. Shares. As used herein, the term "Shares" shall mean the shares of Common Stock issuable upon the exercise of the Option.

1. Registration.

         A. Demand Registrations. Subject to the immediately following sentence, upon its receipt of a written notice from ZixIt, Lante shall promptly prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on the applicable form under the Securities Act of 1933, as amended (the "Securities Act") covering the Shares that are the subject of the request. The notice from ZixIt may be delivered at any time after the following conditions are met (or within a reasonable period prior to the date when the conditions are anticipated to be met): (i) the Transfer restrictions pertaining to the Shares (as set forth in Subsection 8(b) of the Option) have lapsed and
(ii) Lante is permitted to use a Form other than Form S-1 to register the sale of the Shares. Lante shall use its commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable following the later to occur of (a) both conditions set forth above are met and (b) the receipt of the written notice. Lante shall also file such post-effective amendments to such registration statement in order for it to remain effective without lapse until the earlier of (i) 90 days following the date the registration statement is declared effective or (ii) all the Shares so registered have been sold, subject to the three immediately following sentences. Upon request of ZixIt and subject to the consent of Lante (which consent is not to be unreasonably withheld), the effectiveness of the registration statement will be extended for up to an additional 30 days. If, during the effectiveness of the registration statement, ZixIt determines that it no longer desires to sell any (or further) Shares at



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that time, ZixIt will so advise Lante so that Lante can withdraw the registration statement. The running of the periods of time shall be extended to account for any stop order suspending the effectiveness of a registration statement is in effect. ZixIt shall be entitled to make three registration requests under this paragraph 2.A. Lante will not be required to effect a registration pursuant to this paragraph 2.A. more frequently than once during any period of 12 consecutive months. The parties acknowledge and agree that any registration effected under this paragraph 2.A. shall not be an underwritten offering.

         Lante may defer the filing (but not the preparation) of the registration statement under this paragraph 2.A. for a period of up to 90 days if (a) at the time Lante or any of its subsidiaries is engaged in material confidential negotiations or other material confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of Lante determines, reasonably and in good faith that such disclosure would be materially detrimental to Lante and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities; or (b) at the time Lante is engaged in business activities pertaining to an underwritten public offering of Lante's securities and the underwriters have advised Lante in writing that the filing of the registration statement would have a material adverse effect on its ability to consummate such offering; or (c) pursuant to an underwriting agreement in connection with an underwritten offering, Lante has agreed not to file any registration statement pursuant to which the Shares may be registered. A deferral of the filing of the registration statement will be lifted, and the registration statement shall be filed as soon as practicable thereafter forthwith, if the negotiations or other activities are completed, disclosed or terminated or the underwritten public offering is completed, terminated or postponed. In order to defer the filing of a registration statement, Lante will deliver to ZixIt a certificate signed by a senior executive officer of Lante setting forth a statement of the reason for such deferral and an approximation of the anticipated delay, which information ZixIt shall treat as confidential. Moreover, Lante may not defer the filing or effectiveness of a registration statement pursuant to this paragraph more than once in any 12 month period.

         Lante represents and warrants that any shareholder of Lante who has piggyback registration rights also has demand registration rights.

         B. Piggyback Registrations. (1) If Lante proposes to register the sale or issuance of any of its securities under the Securities Act (other than pursuant to a demand registration pursuant to paragraph 2.A. or registration solely in connection with an employee benefit or stock ownership plan, and other than its IPO) and the registration form to be used may be used for the registration of the sale of Shares (a "Piggyback Registration"), Lante will give prompt written notice to ZixIt of its intention to effect such a registration (each, a "Piggyback Notice"). Subject to paragraphs 2.B.(2), 2.B.(3), and 2.B.(4) below, and subject to the consent of persons having a contractual right of approval of the inclusion of securities in the registration, Lante will include in such registration all the Shares that ZixIt requests Lante to include in such registration by written notice given to Lante within fifteen days after the date Lante sent the Piggyback Notice. ZixIt may request that Shares be included in the registration prior to the expiration of the Transfer restrictions set forth in Subsection 8(b) of the Option, with the understanding that



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Shares may not actually be sold under the registration statement until the
Transfer restrictions have lapsed.

         (2) If a Piggyback Registration relates to an underwritten public offering of equity securities by Lante and the managing underwriters advise Lante in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to Lante, Lante will include in such registration (i) first, the securities proposed to be sold by Lante, (ii) second, the securities requested to be included in such registration statement by persons having a contractual right to priority with respect to such registration, (iii) third, the Shares requested to be included in such registration by ZixIt, and (iv) fourth, other securities requested to be included in such registration.

         (3) If a Piggyback Registration relates to an underwritten public offering of equity securities by holders of Lante's securities and the managing underwriters advise Lante in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, Lante will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration (including securities held by those exercising piggyback rights with contractual rights to priority over ZixIt), (ii) second, the Shares requested to be included in such registration by ZixIt, and (iii) third, other securities requested to be included in such registration.

         (4) ZixIt may not participate in any registration hereunder which is underwritten unless it (i) agrees to sell its Shares on the basis provided in any underwriting arrangements approved by persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, power of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements.

         ZixIt acknowledges that Lante has informed it that there are holders of Lante securities that have a contractual piggyback right to priority in registration over the Shares. Lante shall have no obligation to register any Shares under this Section 2 if ZixIt is, at the time of the request, permitted to sell all Shares sought by it to be registered without restriction within 90 days pursuant to Rule 144 under the Act.

         3. Registration Procedures. If, and whenever, Lante is required by
Section 2 to effect the registration of Shares under the Securities Act, Lante will as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement with respect to such securities, and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the period set forth in Section 2 (the "Effective Period"); provided that, before filing, Lante will furnish to ZixIt's counsel copies of such documents to be filed, which documents will be subject to such counsel's review;

                  (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such



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registration statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities;

                  (c) furnish to ZixIt and to the underwriters of the securities being registered, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as ZixIt and such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (d) use commercially reasonable efforts to register or qualify the Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as ZixIt may reasonably request in writing, except that Lante shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in a jurisdiction where it had not previously been subject to taxation, or take any other action that would subject Lante to service of process in a lawsuit other than one arising out of the registration of the Shares;

                  (e) notify ZixIt, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (f) notify ZixIt promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (g) prepare and file with the SEC, promptly upon the request of ZixIt, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for ZixIt (and concurred in by counsel for Lante), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Shares by ZixIt;

                  (h) prepare and promptly file with the SEC and promptly notify ZixIt of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (i) advise ZixIt, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (j) cause all such Shares to be listed on each securities exchange or automated dealer quotation system on which similar securities issued by Lante are then listed and to be



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qualified for trading on each exchange or system on which similar securities issued by Lante are from time to time qualified;

                  (k) provide a transfer agent and registrar for all such Shares not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

                  (l) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of Lante's first full calendar quarter after the effective date of the registration statement, which earnings statement must satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated by the Commission thereunder; and

                  (m) upon the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Shares included in such registration statement for sale in any jurisdiction, Lante will use its reasonable best efforts promptly to obtain the withdrawal of such order.

         4. Expenses. Subject to the limitation stated in the next sentence, all fees, costs, and expenses of and incidental to a registration effected pursuant to paragraph 2.A. and public offering of the Shares in connection therewith shall be borne by ZixIt, including any commissions and transfer taxes in respect of the sale of its Shares. ZixIt's liability for the fees and expenses of Lante's professional advisors in connection with a registration effected pursuant to paragraph 2.A. and the public offering of the Shares in connection therewith shall be limited to $12,500 (in 1999 dollars). If the registration statement is effected pursuant to paragraph 2.B and relates to an underwritten public offering of equity securities by Lante, the fees, costs, and expenses of and incidental to a registration effected pursuant thereto and public offering of the Shares in connection therewith shall be borne by Lante, excluding any commissions and transfer taxes in respect of the sale of the Shares. If the registration statement is effected pursuant to paragraph 2.B and relates to an underwritten public offering of equity securities by holders of Lante's securities, ZixIt shall be responsible for its pro-rata share of any fees, costs, and expenses of and incidental to a registration effected pursuant thereto and public offering of the Shares in connection therewith for which the selling holders are responsible and shall be fully responsible for any commissions and transfer taxes in respect of the sale of the Shares.

         5. Indemnification.

                  (a) Lante will indemnify and hold harmless ZixIt, its directors, officers, employees, and agents, any underwriter (as defined in the Securities Act) for ZixIt and any person controlling ZixIt or such underwriter from and against, and will reimburse such persons with respect to, any and all loss, damage, liability, cost and expense to which such persons may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state



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therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Lante will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of ZixIt in writing specifically for use in the preparation thereof. Lante will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  (b) ZixIt will indemnify and hold harmless Lante, its directors, officers, employees, and agents, any underwriter for Lante and any person controlling Lante or such underwriter from and against, and will reimburse such persons with respect to, any and all loss, damage, liability, cost and expense to which such persons may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of ZixIt specifically for use in the preparation thereof. ZixIt will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld; provided, that the obligation to indemnify will be limited to the net proceeds received by ZixIt with respect to the sale of the Shares.

                  (c) Promptly after receipt by an indemnified party pursuant to the provisions of Subsection (a) or (b) of this Section 5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Subsection (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party, except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend against or compromise such claim. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to an indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said Subsection (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with



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the defense thereof other than out-of-pocket costs of investigation, unless (i)
the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  (d) If the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The obligation to contribute will be individual to ZixIt and will be limited to the amount by which the net amount of proceeds received by ZixIt from the sale of the Shares exceeds the amount of losses, liabilities, damages and expenses that ZixIt has otherwise been required to pay by reason of such statements or omissions.

                  (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities and the termination or expiration of this Agreement.

         6. Miscellaneous.

                  (a) Any notice to be given to Lante under the terms of this Agreement shall be in writing, addressed to Lante at the address set forth in
Section 3 of the Option, Attn: Chief Financial Officer; and any notice to be given to ZixIt shall be addressed to ZixIt at its address set forth in the ZixIt Option. A party may specify a different address for receiving notice by giving written notice thereof to the other parties. Any such notice shall be deemed to have been duly given upon personal delivery, one business day after deposit with a nationally recognized overnight courier delivery service, or three business days after deposit in the U.S. mail, first class, return receipt requested.

                  (b) ZixIt may not Transfer this Agreement or its rights and privileges hereunder, except in connection with a permitted Transfer of the Option. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the assignees, representatives, executors, successors or beneficiaries of the parties hereto.



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                  (c) THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS
AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS AND THE UNITED STATES, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  (d) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

                  (e) All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

                  (f) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.

                  (g) This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior written and prior or contemporaneous oral agreements and understandings pertaining hereto.

                  (h) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

                  (i) This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

                  (j) This Agreement shall continue in effect until the earlier of (a) all of the Shares are publicly sold pursuant to a Section 2 registration statement or (b) ZixIt is permitted to sell all the Shares then held by it without restriction within 90 days pursuant to Rule 144 under the Securities Act.




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         IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective as of the date first above written.

                                             ZIXIT CORPORATION


                                             By:   /s/ Ronald A. Woessner
                                                   -----------------------------

                                             Its:  V.P.
                                                   -----------------------------

                                             Date: 11/24/99
                                                   -----------------------------


                                             LANTE CORPORATION


                                             By:   /s/ C.R. Puryear
                                                   -----------------------------

                                             Its:  President & CEO
                                                   -----------------------------

                                             Date: 11/24/99
                                                   -----------------------------




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